                                                                     Exhibit 4.1
  COMMON STOCK


NAVI
                      [NAVISITE, INC. LOGO APPEARS HERE]


THIS CERTIFICATE IS TRANSFERABLE
IN BOSTON, MA OR NEW YORK, NY

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                      CUSIP 63935M 10 9
THIS CERTIFIES THAT







is the owner of

 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF

------------------------------- NAVISITE, INC. --------------------------------
(hereinafter called the "Corporation") transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued under and subject to the laws of the State of Delaware and to the provisions of the Certificate of Incorporation and By-Laws of the Corporation, all as in effect from time to time, and the holder hereof, by acceptance of this Certificate, consents and agrees to be bound by such laws and all of said provisions. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated
                         [NAVISITE SEAL APPEARS HERE]

TREASURER                                               CHIEF EXECUTIVE OFFICER




COUNTERSIGNED AND REGISTERED:
                                BANKBOSTON, N.A.
                                                    TRANSFER AGENT AND REGISTRAR
BY

                                                            AUTHORIZED SIGNATURE

                                 NAVISITE, INC.

  The Corporation is authorized to issue more than one class of stock. Upon written request, made by the holder of this Certificate, the Corporation will furnish to such holder without charge a copy of the full text of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

 UNIF GIFT MIN ACT-..............Custodian......................
                      (Cust)                     (Minor)
                   under Uniform Gifts to Minors
                   Act........................
                              (State)


    Additional abbreviations may also be used though not in the above list.


For value received,                               hereby sell, assign and
                   -------------------------------
transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          shares
-------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
-----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ------------------------




                               ------------------------------------------------
                               THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                       NOTICE: WITH THE NAME AS WRITTEN UPON THE FACE OF THE
                               CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                               ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.




                               ------------------------------------------------
                               THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
      SIGNATURE(S) GUARANTEED: ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                               STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.